[MFS(R) INVESTMENT MANAGEMENT LOGO]

MFS(R) VARIABLE INSURANCE TRUST(SM)                                   PROSPECTUS
MAY 1, 2004                                                        INITIAL CLASS

MFS(R) MID CAP GROWTH SERIES

MFS(R) NEW DISCOVERY SERIES

MFS(R) TOTAL RETURN SERIES

MFS(R) UTILITIES SERIES


This Prospectus describes four series of the MFS Variable Insurance Trust (referred to as the trust), each of which offers Initial Class shares.

 1. MFS MID CAP GROWTH SERIES seeks long-term growth of capital (referred to as the Mid Cap Growth Series).

 2. MFS NEW DISCOVERY SERIES seeks capital appreciation (referred to as the New Discovery Series).

 3. MFS TOTAL RETURN SERIES seeks mainly to provide above-average income (compared to a portfolio invested entirely in equity securities) consistent with the prudent employment of capital and secondarily to provide a reasonable opportunity for growth of capital and income (referred to as the Total Return Series).

 4. MFS UTILITIES SERIES seeks capital growth and current income (income above that available from a portfolio invested entirely in equity securities) (referred to as the Utilities Series).

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE SERIES' SHARES OR DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIME.

TABLE OF CONTENTS

                                                                            PAGE
I    Expense Summary                                                          1

II   Risk Return Summary                                                      2

      1.  Mid Cap Growth Series                                               2

      2.  New Discovery Series                                                5

      3.  Total Return Series                                                 8

      4.  Utilities Series                                                   13

III  Certain Investment Strategies and Risks                                 18

IV   Management of the Series                                                18

V    Description of Shares                                                   19

VI   Other Information                                                       19

VII  Financial Highlights                                                    21

     Appendix A -- Investment Techniques and Practices                      A-1

     The trust offers Initial Class shares of its 15 series to separate accounts established by insurance companies in order to serve as investment vehicles for variable annuity and variable life insurance contracts and to qualified pension and retirement plans. Each of these series is managed by Massachusetts Financial Services Company (referred to as MFS or the adviser). Four of these are described below.

I    EXPENSE SUMMARY

-    EXPENSE TABLE

     This table describes the fees and expenses that you may pay when you hold initial class shares of each series. These fees and expenses do NOT take into account the fees and expenses imposed by insurance companies through which your investment in a series may be made.

     ANNUAL SERIES OPERATING EXPENSES (expenses that are deducted from a series' assets):

                                                   MID CAP      NEW      TOTAL
                                                   GROWTH    DISCOVERY   RETURN    UTILITIES
                                                   SERIES     SERIES     SERIES     SERIES
                                                   -------   ---------   ------    ---------
     Management Fee                                 0.75%      0.90%      0.75%      0.75%
     Other Expenses                                 0.15%      0.14%      0.09%      0.17%
                                                    ----       ----       ----       ----
     Total Annual Series Operating Expenses         0.90%      1.04%      0.84%      0.92%
       Fee Reductions                                N/A        N/A        N/A        N/A
                                                    ----       ----       ----       ----
       Net Expenses(1)                              0.90%      1.04%      0.84%      0.92%

----------
     (1) Each series has an expense offset arrangement that reduces the series' custodian fee based upon the amount of cash maintained by the series with its custodian and dividend disbursing agent. Each series may enter into other such arrangements and directed brokerage arrangements, which would also have the effect of reducing the series' expenses. "Other Expenses" do not take into account these fee reductions, and are therefore higher than the actual expenses of the series. Had these fee reductions been taken into account, "Net Expenses" would be lower for certain series and would equal:
          1.03% for New Discovery Series
          0.91% for Utilities Series

-    EXAMPLE OF EXPENSES--INITIAL CLASS

     THESE EXAMPLES ARE INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THE SERIES WITH THE COST OF INVESTING IN OTHER MUTUAL FUNDS. THESE EXAMPLES DO NOT TAKE INTO ACCOUNT THE FEES AND EXPENSES IMPOSED BY INSURANCE COMPANIES THROUGH WHICH YOUR INVESTMENT IN A SERIES MAY BE MADE.

      The examples assume that:

      - You invest $10,000 in the series for the time periods indicated and you redeem your shares at the end of the time periods;

      - Your investment has a 5% return each year and dividends and other distributions are reinvested; and

      -   The series' operating expenses remain the same.

      Although your actual costs may be higher or lower, under these assumptions your costs would be:

                                                               PERIOD
                                              -----------------------------------------
                                               1 YEAR    3 YEARS    5 YEARS    10 YEARS
     ----------------------------------------------------------------------------------
     Mid Cap Growth Series                    $     92   $    287   $    498   $  1,108
     New Discovery Series                          106        331        574      1,271
     Total Return Series                            86        268        466      1,037
     Utilities Series                               94        293        509      1,131

II   RISK RETURN SUMMARY

   Investment strategies which are common to all series are described under the caption "Certain Investment Strategies."


   1:  MID CAP GROWTH SERIES

-  INVESTMENT OBJECTIVE

   The series' investment objective is long-term growth of capital. This objective may be changed without shareholder approval.

-  PRINCIPAL INVESTMENT POLICIES

   The series invests, under normal market conditions, at least 80% of its net assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities, of companies with medium market capitalization which the series' investment adviser believes have above-average growth potential.

   Medium market capitalization companies are defined by the series as companies with market capitalizations equaling or exceeding $250 million but not exceeding the top of the Russell Midcap(TM) Growth Index range at the time of the series' investment. This Index is a widely recognized, unmanaged index of mid-cap common stock prices. The adviser generally expects that it will invest primarily in medium market capitalization companies with market capitalizations in excess of $1 billion. Companies whose market capitalizations fall below $250 million or exceed the top of the Russell Midcap Growth Index range after purchase continue to be considered medium-capitalization companies for purposes of the series' 80% investment policy. As of December 31, 2003 the top of the Russell Midcap Growth Index range was about $17.0 billion. The series' investments may include securities listed on a securities exchange or traded in the over-the-counter (OTC) markets.

   The series may establish "short" positions in specific securities or indices through short sales. In a short sale, the series borrows a security it does not own and then sells it in anticipation of a fall in the security's price. The series must replace the security it borrowed by purchasing the security at its market value at the time of replacement.

   MFS uses a bottom-up, as opposed to a top-down, investment style in managing the equity-oriented funds (such as the series) it advises. This means that securities are selected based upon fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management's abilities) performed by the series' portfolio manager and MFS' large group of equity research analysts.

   The series may invest in foreign securities (including emerging markets securities) through which it may have exposure to foreign currencies.

-  PRINCIPAL RISKS OF AN INVESTMENT

   The principal risks of investing in the series and the circumstances reasonably likely to cause the value of your investment in the series to decline are described below. The share price of the series generally changes daily based on market conditions and other factors. Please note that there are many circumstances which could cause the value of your investment in the series to decline, and which could prevent the series from achieving its objective, that are not described here.

   The principal risks of investing in the series are:

   - MID CAP GROWTH COMPANY RISK: Prices of growth company securities held by the series may decline due to changing economic, political or market conditions, or due to the financial condition of the company which issued the security, and may decline to a greater extent than the overall equity markets (e.g., as represented by the Standard and Poor's 500 Composite Stock Index). Investments in medium capitalization companies can be riskier and more volatile than investments in companies with larger market capitalizations.

   - OVER-THE COUNTER RISK: OTC transactions involve risks in addition to those incurred by transactions in securities traded on exchanges. OTC-listed companies may have limited product lines, markets or financial resources. Many OTC stocks trade less frequently and in smaller volume than exchange-listed stocks. The values of these stocks may be more volatile than exchange-listed stocks, and the fund may experience difficulty in purchasing or selling these securities at a fair price.

   - SHORT SALES RISK: The series will suffer a loss if it sells a security short and the value of the security rises rather than falls. Because the series must purchase the security it borrowed in a short sale at prevailing market rates, the potential loss is unlimited.

   - FOREIGN SECURITIES RISK: Investing in foreign securities involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

         - These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

         - Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

         - Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

         -  Foreign markets may be less liquid and more volatile than U.S.
            markets.

         - Foreign securities often trade in currencies other than the U.S. dollar, and the series may directly hold foreign currencies and purchase and sell foreign currencies through forward exchange contracts. Changes in currency exchange rates will affect the series' net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the series to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity in the series' foreign currency holdings. By entering into forward foreign currency exchange contracts, the series may be required to forego the benefits of advantageous changes in exchange rates and, in the case of forward contracts entered into for the purpose of increasing return, the series may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts involve the risk that the party with which the series enters into the contract may fail to perform its obligations to the series.

   - EMERGING MARKETS RISK: Emerging markets are generally defined as countries in the initial stages of their industrialization cycles with low per capita income. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities described above are heightened when investing in emerging markets countries.

   - As with any mutual fund, you could lose money on your investment in the fund.

   AN INVESTMENT IN THE SERIES IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

-  BAR CHART AND PERFORMANCE TABLE

   The bar chart and performance table below are intended to indicate some of the risks of investing in the series by showing changes in the series' performance over time. The performance table also shows how the series' performance over time compares with that of one or more broad measures of market performance. The chart and table provide past performance information. The series' past performance does not necessarily indicate how the series will perform in the future. The returns shown do not reflect fees and charges imposed under the variable annuity and life insurance contracts through which an investment may be made. If these fees and charges were included, they would reduce these returns.

   BAR CHART

   The bar chart shows changes in the annual total returns of the series' Initial Class shares, assuming the reinvestment of distributions.

[CHART]

      2001    (17.55)%
      2002    (43.20)%
      2003     37.03%

     During the period shown in the bar chart, the highest quarterly return was 28.69% (for the calendar quarter ended December 31, 2001) and the lowest quarterly return was (33.66)% (for the calendar quarter ended September 30, 2001).

   PERFORMANCE TABLE

   This table shows how the average annual total returns the series' shares compares to a broad measure of market performance and one or more other market indicators and assumes the reinvestment of distributions.

   AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31, 2003)

                                                  1 YEAR     LIFE*
   Mid Cap Growth Series--Initial Class Shares     37.03%    (12.00)%
   Russell Mid Cap Growth Index**+                 42.71%    (10.44)%

----------
   * Series performance figures are for the period from the commencement of the series' investment operations on April 28, 2000, through December 31, 2003. Index returns are from May 1, 2000.
   ** The Russell Mid Cap Growth Index measures the performance of U.S. mid-cap growth stocks.
   +    Source: Standard & Poor's Micropal, Inc.

   All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown, without these the results would have been less favorable.

-  PORTFOLIO MANAGER

   The series is managed by a team of portfolio managers comprised of David E. Sette-Ducati, an MFS Senior Vice President, and Eric B. Fischman. Messrs. Sette-Ducati and Fischman have been employed in the MFS investment management area since: Mr. Sette-Ducati - 1995 and Mr. Fischman - 2000. Prior to joining MFS, Mr. Fischman was an equity research analyst for State Street Research.

   Members of the team may change from time to time, and a current list of team members is available by calling MFS at the telephone number listed in the back of this prospectus.

   2:  NEW DISCOVERY SERIES

-  INVESTMENT OBJECTIVE

   The series' investment objective is capital appreciation. This objective may be changed without shareholder approval.

-  PRINCIPAL INVESTMENT POLICIES

   The series invests, under normal market conditions, at least 65% of its net assets in equity securities of emerging growth companies. Equity securities include common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities. Emerging growth companies are companies which MFS believes offer superior prospects for growth and are either:

   - early in their life cycle but which have the potential to become major enterprises, or

   - major enterprises whose rates of earnings growth are expected to accelerate because of special factors, such as rejuvenated management, new products, changes in consumer demand, or basic changes in the economic environment.

   While emerging growth companies may be of any size, the series will generally focus on smaller capitalization emerging growth companies that are early in their life cycle. Small cap companies are defined by MFS as those companies with market capitalizations within the range of market capitalizations in the Russell 2000 Stock Index at the time of investment. As of December 31, 2003 the range of companies in the Russell 2000 Stock Index was between $7 million and $2.3 billion. This index is a widely recognized, unmanaged index of small cap common stock prices. MFS would expect these companies to have products, technologies, management, markets and opportunities which will facilitate earnings growth over time that is well above the growth rate of the overall economy and the rate of inflation. The series' investments in emerging growth companies may include securities listed on a securities exchange or traded in the over-the-counter (OTC) markets.

   MFS uses a bottom-up, as opposed to a top-down, investment style in managing the equity-oriented funds (such as the series) it advises. This means that securities are selected based upon fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management's abilities) performed by the series' portfolio manager and MFS' large group of equity research analysts.

   The series may engage in short sales. In a short sale, the series borrows a security it does not own and then sells it in anticipation of a fall in the security's price. The series must replace the security it borrowed by purchasing the security at its market value at the time of replacement.

   The fund may invest in foreign securities through which it may have exposure to foreign currencies.

-  PRINCIPAL RISKS OF AN INVESTMENT

   The principal risks of investing in the series and the circumstances reasonably likely to cause the value of your investment in the series to decline are described below. The share price of the series generally changes daily based on market conditions and other factors. Please note that there are many circumstances which could cause the value of your investment in the series to decline, and which could prevent the series from achieving its objective, that are not described here.

   The principal risks of investing in the series are:

   - MARKET RISK: This is the risk that the price of a security held by the series will fall due to changing economic, political or market conditions or disappointing earnings results.

   - COMPANY RISK: Prices of securities react to the economic condition of the company that issued the security. The series' investments in an issuer may rise and fall based on the issuer's actual and anticipated earnings, changes in management and the potential for takeovers and acquisitions.

   - EMERGING GROWTH COMPANIES RISK: Investments in emerging growth companies may be subject to more abrupt or erratic market movements and may involve greater risks than investments in other companies. Emerging growth companies often:

         -  have limited product lines, markets and financial resources

         -  are dependent on management by one or a few key individuals

         - have shares which suffer steeper than average price declines after disappointing earnings reports and are more difficult to sell at satisfactory prices

   - SMALL CAPITALIZATION COMPANIES RISK: Investments in small cap companies tend to involve more risk and be more volatile than investments in larger companies. Small capitalization companies may be more susceptible to market declines because of their limited product lines, financial and management resources, markets and distribution channels. Their shares may be more difficult to sell at satisfactory prices during market declines.

   - OVER-THE-COUNTER RISK: OTC transactions involve risks in addition to those incurred by transactions in securities traded on exchanges. OTC listed companies may have limited product lines, markets or financial resources. Many OTC stocks trade less frequently and in smaller volume than exchange listed stocks. The values of these stocks may be more volatile than exchange listed stocks, and the series may experience difficulty in purchasing or selling these securities at a fair price.

   - FOREIGN SECURITIES RISK: Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

         - These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

         - Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

         - Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

         -  Foreign markets may be less liquid and more volatile than U.S.
            markets.

         - Foreign securities often trade in currencies other than the U.S. dollar, and the fund may directly hold foreign currencies and purchase and sell foreign currencies through forward exchange contracts. Changes in currency exchange rates will affect the fund's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the fund to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity in the fund's foreign currency holdings. By entering into forward foreign currency exchange contracts, the fund may be required to forego the benefits of advantageous changes in exchange rates and, in the case of forward contracts entered into for the purpose of increasing return, the fund may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts involve the risk that the party with which the fund enters the contract may fail to perform its obligations to the fund.

   - SHORT SALES RISK: The series will suffer a loss if it sells a security short and the value of the security rises rather than falls. Because the series must purchase the security it borrowed in a short sale at prevailing market rates, the potential loss is unlimited.

   - As with any mutual fund, you could lose money on your investment in the series.

   AN INVESTMENT IN THE SERIES IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

-  BAR CHART AND PERFORMANCE TABLE

   The bar chart and performance table below are intended to indicate some of the risks of investing in the series by showing changes in the series' performance over time. The performance table also shows how the series' performance over time compares with that of one or more broad measures of market performance. The chart and table provide past performance information. The series' past performance does not necessarily indicate how the series will perform in the future. The returns shown do not reflect fees and charges imposed under the variable annuity and life insurance contracts through which an investment may be made. If these fees and charges were included, they would reduce these returns.

   BAR CHART

   The bar chart shows changes in the annual total returns of the series' Initial Class shares, assuming the reinvestment of distributions.

[CHART]

        1999     73.41%
        2000     (1.99)%
        2001     (5.03)%
        2002    (31.63)%
        2003     33.72%

     During the period shown in the bar chart, the highest quarterly return was 53.31% (for the calendar quarter ended December 31, 1999) and the lowest quarterly return was (23.50)% (for the calendar quarter ended September 30, 2001).

   PERFORMANCE TABLE

   This table shows how the average annual total returns of the series' shares compares to a broad measure of market performance and one or more other market indicators and assumes the reinvestment of distributions.

   AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31, 2003)

                                                 1 YEAR     5 YEARS       LIFE*
   New Discovery Series--Initial Class Shares      33.72%       8.09%       7.52%
   Russell 2000(R) Growth Index**+                 48.54%       0.86%      (1.11)%
   Russell 2000 Index***+                          47.25%       7.13%       3.91%

----------
   * Series performance figures are for the period from the commencement of the series' investment operations on May 1, 1998, through December 31, 2003. Index returns are from May 1, 1998.
   ** The Russell 2000 Growth Index measures the performance of U.S. small-cap growth stocks.
   ***  The Russell 2000 Index measures the performance of U.S. small-cap stocks.
   +    Source: Standard & Poor's Micropal, Inc.

   All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown, without these the results would have been less favorable.

-  PORTFOLIO MANAGER

   The series is managed by a team of portfolio managers comprised of: Donald F. Pitcher, Jr., and Robert A. Henderson, each an MFS Senior Vice President. These individuals have each been a portfolio manager of the fund since: Mr. Pitcher - June 2002 and Mr. Henderson - April 2002 and have been employed in the MFS investment management area since: Mr. Pitcher - 1971 and Mr. Henderson - 1996. Effective on or about June 30, 2004, Thomas H. Wetherald will replace Mr. Pitcher on the management team. Mr. Wetherald, an MFS Vice President, has been employed in the MFS investment management area since 2002. Prior to joining MFS, Mr. Wetherald was a portfolio manager and research analyst at Manning & Napier Advisors.

   Members of the team may change from time to time, and a current list of team members is available by calling MFS at the telephone number listed in the back of this prospectus.

   3:  TOTAL RETURN SERIES

-  INVESTMENT OBJECTIVES

   The series' main investment objective is to provide above-average income (compared to a portfolio invested entirely in equity securities) consistent with the prudent employment of capital. Its secondary objective is to provide reasonable opportunity for growth of capital and income. These objectives may be changed without shareholder approval.

-  PRINCIPAL INVESTMENT POLICIES

   The series is a "balanced fund," and invests in a combination of equity and fixed income securities. Under normal market conditions, the series invests:

   - at least 40%, but not more than 75%, of its net assets in common stocks and related securities (referred to as equity securities), such as preferred stock; bonds, warrants or rights convertible into stock; and depositary receipts for those securities, and

   -  at least 25% of its net assets in non-convertible fixed income securities.

   The series may vary the percentage of its assets invested in any one type of security (within the limits described above) in accordance with MFS's interpretation of economic and money market conditions, fiscal and monetary policy and underlying security values.

   Consistent with the series' principal investment policies the series may invest in foreign securities, and may have exposure to foreign currencies through its investment in these securities.

   EQUITY INVESTMENTS. While the series may invest in all types of equity securities, MFS generally seeks to purchase for the series equity securities, such as common stocks, preferred stocks, convertible securities and depositary receipts, of companies that MFS believes are undervalued in the market relative to their long-term potential. The equity securities of these companies may be undervalued because:

   - they are viewed by MFS as being temporarily out of favor in the market due to

         -  a decline in the market,

         -  poor economic conditions,

         - developments that have affected or may affect the issuer of the securities or the issuer's industry, or

   -  the market has overlooked them.

   Undervalued equity securities generally have low price-to-book, price-to-sales and/or price-to-earnings ratios. The series focuses on undervalued equity securities issued by companies with relatively large market capitalizations (i.e., market capitalizations of $5 billion or more).

   As noted above, the series' investments in equity securities include convertible securities. A convertible security is a security that may be converted within a specified period of time into a certain amount of common stock of the same or a different issuer. A convertible security generally provides:

   -  a fixed income stream, and

   - the opportunity, through its conversion feature, to participate in an increase in the market price of the underlying common stock.

   MFS uses a bottom-up, as opposed to a top-down, investment style in managing the equity-oriented funds (including the equity portion of the series) it advises. This means that securities are selected based upon fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management's abilities) performed by the series' portfolio manager and MFS' large group of equity research analysts.

   FIXED INCOME INVESTMENTS. The series invests in securities which pay a fixed interest rate, which include:

   - U.S. GOVERNMENT SECURITIES, which are bonds or other debt obligations issued by, or whose principal and interest payments are guaranteed or supported by, the U.S. government or one of its agencies or instrumentalities. Although U.S. Government agencies or instrumentalities are chartered or sponsored by Congress, they may not be funded by Congress and securities issued by certain of these entities are not issued or guaranteed by the U.S. Treasury or supported by the full faith and credit of the U.S. Government.

   - MORTGAGE-BACKED AND ASSET-BACKED SECURITIES, which represent interests in a pool of assets such as mortgage loans, car loan receivables, or credit card receivables. These investments entitle the series to a share of the principal and interest payments made on the underlying mortgage, car loan, or credit card. For example, if the series invests in a pool that includes your mortgage loan, a share of the principal and interest payments on your mortgage would pass to the series, and

   - CORPORATE BONDS, which are bonds or other debt obligations issued by corporations or other similar entities, including lower rated securities commonly referred to as junk bonds.

   In selecting fixed income investments for the series, MFS considers the views of its large group of fixed income portfolio managers and research analysts. This group periodically assesses the three-month total return outlook for various segments of the fixed income markets. This three-month "horizon" outlook is used by the portfolio manager(s) of MFS' fixed-income oriented series (including the fixed-income portion of the series) as a tool in making or adjusting a series' asset allocations to various segments of the fixed income markets. In assessing the credit quality of fixed-income securities, MFS does not rely solely on the credit ratings assigned by credit rating agencies, but rather performs its own independent credit analysis.

-  PRINCIPAL RISKS OF AN INVESTMENT

   The principal risks of investing in the series and the circumstances reasonably likely to cause the value of your investment in the series to decline are described below. The share price of the series generally changes daily based on market conditions and other factors. Please note that there are many circumstances which could cause the value of your investment in the series to decline, and which could prevent the series from achieving its objective, that are not described here.

   The principal risks of investing in the series are:

   - ALLOCATION RISK: The series will allocate its investments between equity and fixed income securities, and among various segments of the fixed income markets, based upon judgments made by MFS. The series could miss attractive investment opportunities by underweighting markets where there are significant returns, and could lose value by overweighting markets where there are significant declines.

   - FOREIGN SECURITIES RISK: Investing in foreign securities involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

         - These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

         - Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

         - Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

         -  Foreign markets may be less liquid and more volatile than U.S.
            markets.

         - Foreign securities often trade in currencies other than the U.S. dollar, and the series may directly hold foreign currencies and purchase and sell foreign currencies through forward exchange contracts. Changes in currency exchange rates will affect the series' net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the series to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity in the series' foreign currency holdings. By entering into forward foreign currency exchange contracts, the series may be required to forego the benefits of advantageous changes in exchange rates and, in the case of forward contracts entered into for the purpose of increasing return, the series may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts involve the risk that the party with which the series enters into the contract may fail to perform its obligations to the series.

   - MARKET RISK: This is the risk that the price of a security held by the series will fall due to changing economic, political or market conditions or disappointing earnings results.

   - UNDERVALUED SECURITIES RISK: Prices of securities react to the economic condition of the company that issued the security. The series' equity investments in an issuer may rise and fall based on the issuer's actual and anticipated earnings, changes in management and the potential for takeovers and acquisitions. MFS will invest in securities that are undervalued based on its belief that the market value of these securities will rise due to anticipated events and investor perceptions. If these events do not occur or are delayed, or if investor perceptions about the securities do not improve, the market price of these securities may not rise or may fall.

   - INTEREST RATE RISK: When interest rates rise, the prices of fixed income securities in the series' portfolio will generally fall. Conversely, when interest rates fall, the prices of fixed income securities in the series' portfolio will generally rise.

   - CONVERTIBLE SECURITIES RISK: Convertible securities, like fixed income securities, tend to increase in value when interest rates decline and decrease in value when interest rates rise. The market value of a convertible security also tends to increase as the market value of the underlying stock rises and decrease as the market value of the underlying stock declines.

   - MATURITY RISK: Interest rate risk will generally affect the price of a fixed income security more if the security has a longer maturity. Fixed income securities with longer maturities will therefore be more volatile than other fixed income securities with shorter maturities. Conversely, fixed income securities with shorter maturities will be less volatile but generally provide lower returns than fixed income securities with longer maturities. The average maturity of the series' fixed income investments will affect the volatility of the series' share price.

   - CREDIT RISK: Credit risk is the risk that the issuer of a fixed income security will not be able to pay principal and interest when due. Rating agencies assign credit ratings to certain fixed income securities to indicate their credit risk. The price of a fixed income security will generally fall if the issuer defaults on its obligation to pay principal or interest, the rating agencies downgrade the issuer's credit rating or other news affects the market's perception of the issuer's credit risk. Investors should note that while securities issued by certain U.S. Government agencies or instrumentalities are guaranteed by the U.S. Government, securities issued by many U.S. Government agencies are not guaranteed by the U.S. Government.

   -  JUNK BOND RISK:

         - HIGHER CREDIT RISK: Junk bonds are subject to a substantially higher degree of credit risk than higher rated bonds. During recessions, a high percentage of issuers of junk bonds may default on payments of principal and interest. The price of a junk bond may therefore fluctuate drastically due to bad news about the issuer or the economy in general.

         - HIGHER LIQUIDITY RISK: During recessions and periods of broad market declines, junk bonds could become less liquid, meaning that they will be harder to value or sell at a fair price.

   - LIQUIDITY RISK: The fixed income securities purchased by the series may be traded in the over-the-counter market rather than on an organized exchange and are subject to liquidity risk. This means that they may be harder to purchase or sell at a fair price. The inability to purchase or sell these fixed income securities at a fair price could have a negative impact on the series' performance.

   -  MORTGAGE-BACKED AND ASSET-BACKED SECURITIES:

         -  MATURITY RISK:

            - MORTGAGE-BACKED SECURITIES: A mortgage-backed security will mature when all the mortgages in the pool mature or are prepaid. Therefore, mortgage-backed securities do not have a fixed maturity, and their expected maturities may vary when interest rates rise or fall.

               - When interest rates fall, homeowners are more likely to prepay their mortgage loans. An increased rate of prepayments on the series' mortgage-backed securities will result in an unforeseen loss of interest income to the series as the series may be required to reinvest assets at a lower interest rate. Because prepayments increase when interest rates fall, the prices of mortgage-backed securities does not increase as much as other fixed income securities when interest rates fall.

               - When interest rates rise, homeowners are less likely to prepay their mortgage loans. A decreased rate of prepayments lengthens the expected maturity of a mortgage-backed security. Therefore, the prices of mortgage-backed securities may decrease more than prices of other fixed income securities when interest rates rise.

            - COLLATERALIZED MORTGAGE OBLIGATIONS: The series may invest in mortgage-backed securities called collateralized mortgage obligations (CMOs). CMOs are issued in separate classes with different stated maturities. As the mortgage pool experiences prepayments, the pool pays off investors in classes with shorter maturities first. By investing in CMOs, the series may manage the prepayment risk of mortgage-backed securities. However, prepayments may cause the actual maturity of a CMO to be substantially shorter than its stated maturity.

            - ASSET-BACKED SECURITIES: Asset-backed securities have prepayment risks similar to mortgage-backed securities.

         - CREDIT RISK: As with any fixed income security, mortgage-backed and asset-backed securities are subject to the risk that the issuer will default on principal and interest payments. It may be difficult to enforce rights against the assets underlying mortgage-backed and asset-backed securities in the case of default. Investors should note that while securities issued by certain U.S. Government agencies or instrumentalities are guaranteed by the U.S. Government, securities issued by many U.S. Government agencies are not guaranteed by the U.S. Government. Mortgage-backed securities and asset-backed securities issued by private lending institutions or other financial intermediaries may be supported by insurance or other forms of guarantees.

      - As with any mutual fund, you could lose money on your investment in the series.

   AN INVESTMENT IN THE SERIES IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

-  BAR CHART AND PERFORMANCE TABLE

   The bar chart and performance table below are intended to indicate some of the risks of investing in the series by showing changes in the series' performance over time. The performance table also shows how the series' performance over time compares with that of one or more broad measures of market performance. The chart and table provide past performance information. The series' past performance does not necessarily indicate how the series will perform in the future. The returns shown do not reflect fees and charges imposed under the variable annuity and life insurance contracts through which an investment may be made. If these fees and charges were included, they would reduce these returns.

   BAR CHART

   The bar chart shows changes in the annual total returns of the series' Initial Class shares, assuming the reinvestment of distributions.

[CHART]

     1996    14.37%
     1997    21.30%
     1998    12.33%
     1999     3.08%
     2000    16.02%
     2001     0.25%
     2002    (5.17)%
     2003    16.32%

     During the period shown in the bar chart, the highest quarterly return was 10.37% (for the calendar quarter ended June 30, 2003) and the lowest quarterly return was (7.94)% (for the calendar quarter ended September 30, 2002).

   PERFORMANCE TABLE

   This table shows how the average annual total returns of the series' shares compares to a broad measure of market performance and one or more other market indicators and assumes the reinvestment of distributions.

      AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31, 2003)

                                                                1 YEAR     5 YEAR     LIFE*
   Total Return Series--Initial Class Shares                     16.32%      5.75%     11.33%
   Standard & Poor's 500 Stock Index**+                          28.67%     (0.57)%    12.20%
   Lehman Brothers Aggregate Bond Index**@                        4.10%      6.62%      8.10%

----------
   * Series performance figures are for the period from the commencement of the series' investment operations, January 3, 1995, through December 31, 2003. Index returns are from January 1, 1995.
   **   Source: Standard & Poor's Micropal, Inc.
   + The Standard & Poor's 500 Stock Index (the S&P 500) is a commonly used measure of the broad U.S. stock market.
   @ The Lehman Brothers Aggregate Bond Index is a measure of the U.S. bond market.

   All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown, without these the results would have been less favorable.

-  PORTFOLIO MANAGER

   This series is managed by a team of portfolio managers, headed by David M. Calabro. The team is comprised of Kenneth J. Enright, Steven R. Gorham, Constantinos G. Mokas and Lisa B. Nurme, each an MFS Senior Vice President and a portfolio manager of the series' equity portion, and Brooks Taylor, an MFS Vice President, also a portfolio manager of the series' equity portion, along with Michael W. Roberge, an MFS Senior Vice President, and William J. Adams, an MFS Vice President, and each a portfolio manager of the series' fixed income securities. These individuals have been the series' portfolio managers since: Mr. Calabro - 1995, Mr. Enright - 1999, Mr. Gorham - 2002, Mr. Mokas - 1998, Ms. Nurme - 1995, Mr. Roberge - 2002, Mr. Adams and Mr. Taylor - February 2004, and have been employed in the MFS investment management area since: Mr. Calabro - 1992, Mr. Enright - 1986, Mr. Gorham - 1992, Mr. Mokas - 1990, Ms. Nurme - 1987, Mr. Roberge and Mr. Taylor - 1996 and Mr. Adams - 1997. Ms. Nurme has announced her retirement from MFS effective on or about May 31, 2004. Effective on or about June 30, 2004, Alan T. Langsner will join the management team of the series. Mr. Langsner, an MFS Vice President, has been employed in the MFS investment management area since 1999.

   Members of the team may change from time to time, and a current list of team members is available by calling MFS at the telephone number listed in the back of this prospectus.

   4:  UTILITIES SERIES

-  INVESTMENT OBJECTIVE

   The series' investment objective is to seek capital growth and current income (income above that available from a portfolio invested entirely in equity securities). This objective may be changed without shareholder approval.

-  PRINCIPAL INVESTMENT POLICIES

   The series invests, under normal market conditions, at least 80% of its net assets in equity and debt securities of domestic and foreign companies (including emerging markets) in the utilities industry. MFS considers a company to be in the utilities industry if, at the time of investment, MFS determines that a substantial portion of the company's assets or revenues are derived from one or more utilities. Securities in which the series invests are not selected based upon what sector of the utilities industry a company is in (i.e., electric, gas, telecommunications) or upon a company's geographic region. Companies in the utilities industry include:

   - companies engaged in the manufacture, production, generation, transmission, sale or distribution of electric, gas or other types of energy, water or other sanitary services; and

   - companies engaged in telecommunications, including telephone, cellular telephone, telegraph, satellite, microwave, cable television and other communications media (but not companies engaged in public broadcasting).

   The series is a non-diversified mutual fund. This means that the series may invest a relatively high percentage of its assets in one or a few issuers.

   The series has engaged and may engage in active and frequent trading to achieve its principal investment strategies.

   EQUITY INVESTMENTS. MFS uses a bottom-up, as opposed to a top-down, investment style in managing the equity-oriented funds (including the equity portion of the series) it advises. This means that securities are selected based upon fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management's abilities) performed by the series' portfolio manager and MFS' large group of equity research analysts. In performing this analysis and selecting securities for the series, MFS places particular emphasis on each of the following factors:

   -  the current regulatory environment;

   -  the strength of the company's management team; and

   - the company's growth prospects and valuation relative to its long-term potential.

   Equity securities purchased by the series consist of common stocks, preferred stocks, convertible securities and depositary receipts. Equity securities may be listed on a securities exchange or traded in the over-the-counter markets.

   As noted above, the series' investments in equity securities include convertible securities. A convertible security is a security that may be converted within a specified period of time into a certain amount of common stock of the same or a different issuer. A convertible security generally provides:

   -  a fixed income stream, and

   - the opportunity, through its conversion feature, to participate in an increase in the market price of the underlying common stock.

   FIXED INCOME INVESTMENTS. The series invests in securities which pay a fixed interest rate. These securities include:

   - CORPORATE BONDS, which are bonds or other debt obligations issued by corporations or similar entities, including lower rated bonds, commonly known as junk bonds, which are bonds assigned low credit ratings by credit rating agencies or which are unrated and considered by MFS to be comparable in quality to lower rated bonds;

   - MORTGAGE-BACKED SECURITIES AND ASSET-BACKED SECURITIES, which are securities that represent interests in a pool of assets such as mortgage loans, car loan receivables, or credit card receivables. These investments entitle the series to a share of the principal and interest payments made on the underlying mortgage, car loan, or credit card. For example, if the series invested in a pool that included your mortgage loan, a share of the principal and interest payments on your mortgage would pass to the series;

   - U.S. GOVERNMENT SECURITIES, which are bonds or other debt obligations issued by, or whose principal and interest payments are guaranteed or supported by, the U.S. government or one of its agencies or instrumentalities. Although U.S. Government agencies or instrumentalities are chartered or sponsored by Congress, they may not be funded by Congress and securities issued by certain of these entities are not issued or guaranteed by the U.S. Treasury or supported by the full faith and credit of the U.S. Government; and

   - JUNK BONDS, which are bonds assigned low credit ratings by credit rating agencies or which are unrated and considered by MFS to be comparable to lower rated bonds.

   In selecting fixed income investments for the series, MFS considers the views of its large group of fixed income portfolio managers and research analysts. This group periodically assesses the three-month total return outlook for various segments of the fixed income markets. This three-month "horizon" outlook is used by the portfolio manager(s) of MFS' fixed-income oriented series (including the fixed-income portion of the series) as a tool in making or adjusting a series' asset allocations to various segments of the fixed income markets. In assessing the credit quality of fixed-income securities, MFS does not rely solely on the credit ratings assigned by credit rating agencies, but rather performs its own independent credit analysis.

   FOREIGN SECURITIES. The series invests in foreign securities (including emerging markets securities) such as:

   -  equity securities of foreign companies in the utilities industry,

   - fixed income securities of foreign companies in the utilities industry, and

   -  fixed income securities issued by foreign governments.

   These investments may expose the series to foreign currencies.

-  PRINCIPAL RISKS OF AN INVESTMENT

   The principal risks of investing in the series and the circumstances reasonably likely to cause the value of your investment in the series to decline are described below. The share price of the series generally changes daily based on market conditions and other factors. Please note that there are many circumstances which could cause the value of your investment in the series to decline, and which could prevent the series from achieving its objective, that are not described here.

   The principal risks of investing in the series are:

   - CONCENTRATION RISK: The series' investment performance will be closely tied to the performance of utility companies. Many utility companies, especially electric and gas and other energy related utility companies, are subject to various uncertainties, including:

         -  risks of increases in fuel and other operating costs;

         - restrictions on operations and increased costs and delays as a result of environmental and nuclear safety regulations;

         -  coping with the general effects of energy conservation;

         - technological innovations which may render existing plants, equipment or products obsolete;

         -  the potential impact of natural or man-made disasters;

         - difficulty obtaining adequate returns on invested capital, even if frequent rate increases are approved by public service commissions;

         -  the high cost of obtaining financing during periods of inflation;

         - difficulties of the capital markets in absorbing utility debt and equity securities; and

         -  increased competition.

   For example, electric utilities in California have experienced financial difficulties recently related to changes in regulations and price volatility in the oil and natural gas markets. Similar difficulties could arise for other types of utilities or in other regions.

   Furthermore, there are uncertainties resulting from certain telecommunications companies' diversification into new domestic and international businesses as well as agreements by many such companies linking future rate increases to inflation or other factors not directly related to the active operating profits of the enterprise. Because utility companies are faced with the same obstacles, issues and regulatory burdens, their securities may react similarly and more in unison to these or other market conditions. These price movements may have a larger impact on the series than on a series with a more broadly diversified portfolio.

   - REGULATION AND DEREGULATION: The value of utility company securities may decline because governmental regulation controlling the utilities industry can change. This regulation may prevent or delay the utility company from passing along cost increases to its customers. Furthermore, regulatory authorities may not grant future rate increases. Any increases granted may not be adequate to permit the payment of dividends on common stocks. Deregulation in some markets has resulted in increased costs and competition for utilities companies and great volatility in those companies' securities prices.

   - MARKET RISK: This is the risk that the price of a security held by the series will fall due to changing economic, political or market conditions or disappointing earnings results.

   - COMPANY RISK: Prices of securities react to the economic condition of the company that issued the security. The series' investments in an issuer may rise and fall based on the issuer's actual and anticipated earnings, changes in management and the potential for takeovers and acquisitions.

   - INTEREST RATE RISK: When interest rates rise, the prices of fixed income securities in the series' portfolio will generally fall. Conversely, when interest rates fall, the prices of fixed income securities in the series' portfolio will generally rise.

   - CONVERTIBLE SECURITIES RISK: Convertible securities, like fixed income securities, tend to increase in value when interest rates decline and decrease in value when interest rates rise. The market value of a convertible security also tends to increase as the market value of the underlying stock rises and decrease as the market value of the underlying stock declines.

   - MATURITY RISK: Interest rate risk will affect the price of a fixed income security more if the security has a longer maturity because changes in interest rates are increasingly difficult to predict over longer periods of time. Fixed income securities with longer maturities will therefore be more volatile than other fixed income securities with shorter maturities. Conversely, fixed income securities with shorter maturities will be less volatile but generally provide lower returns than fixed income securities with longer maturities. The average maturity of the series' fixed income investments will affect the volatility of the series' share price.

   - CREDIT RISK: Credit risk is the risk that the issuer of a fixed income security will not be able to pay principal and interest when due. Rating agencies assign credit ratings to certain fixed income securities to indicate their credit risk. The price of a fixed income security will generally fall if the issuer defaults on its obligation to pay principal or interest, the rating agencies downgrade the issuer's credit rating or other news affects the market's perception of the issuer's credit risk. Investors should note that while securities issued by certain U.S. Government agencies or instrumentalities are guaranteed by the U.S. Government, securities issued by many U.S. Government agencies are not guaranteed by the U.S. Government.

   -  JUNK BOND RISK

         - HIGHER CREDIT RISK: Junk bonds are subject to a substantially higher degree of credit risk than higher rated bonds. During recessions, a high percentage of issuers of junk bonds may default on payments of principal and interest. The price of a junk bond may therefore fluctuate drastically due to bad news about the issuer or the economy in general.

         - HIGHER LIQUIDITY RISK: During recessions and periods of broad market declines, junk bonds could become less liquid, meaning that they will be harder to value or sell at a fair price.

   -  MORTGAGE-BACKED AND ASSET-BACKED SECURITIES RISK

         -  MATURITY RISK:

            - MORTGAGE-BACKED SECURITIES: A mortgage-backed security will mature when all the mortgages in the pool mature or are prepaid. Therefore, mortgage-backed securities do not have a fixed maturity, and their expected maturities may vary when interest rates rise or fall.

               - When interest rates fall, homeowners are more likely to prepay their mortgage loans. An increased rate of prepayments on the series' mortgage-backed securities will result in an unforeseen loss of interest income to the series as the series may be required to reinvest assets at a lower interest rate. Because prepayments increase when interest rates fall, the prices of mortgage-backed securities do not increase as much as other fixed income securities when interest rates fall.

               - When interest rates rise, homeowners are less likely to prepay their mortgage loans. A decreased rate of prepayments lengthens the expected maturity of a mortgage-backed security. Therefore, the prices of mortgage-backed securities may decrease more than prices of other fixed income securities when interest rates rise.

            - COLLATERALIZED MORTGAGE OBLIGATIONS: The series may invest in mortgage-backed securities called collateralized mortgage obligations (CMOs). CMOs are issued in separate classes with different stated maturities. As the mortgage pool experiences prepayments, the pool pays off investors in classes with shorter maturities first. By investing in CMOs, the series may manage the prepayment risk of mortgage-backed securities. However, prepayments may cause the actual maturity of a CMO to be substantially shorter than its stated maturity.

            - ASSET-BACKED SECURITIES: Asset-backed securities have prepayment risks similar to mortgage-backed securities.

         - CREDIT RISK: As with any fixed income security, mortgage-backed and asset-backed securities are subject to the risk that the issuer will default on principal and interest payments. It may be difficult to enforce rights against the assets underlying mortgage-backed and asset-backed securities in the case of default. Investors should note that while securities issued by certain U.S. Government agencies or instrumentalities are guaranteed by the U.S. Government, securities issued by many U.S. Government agencies are not guaranteed by the U.S. Government. Mortgage-backed securities and asset-backed securities issued by private lending institutions or other financial intermediaries may be supported by insurance or other forms of guarantees.

   - FOREIGN SECURITIES RISK: Investing in foreign securities involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

         - These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

         - Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

         - Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

         -  Foreign markets may be less liquid and more volatile than U.S.
            markets.

         - Foreign securities often trade in currencies other than the U.S. dollar, and the series may directly hold foreign currencies and purchase and sell foreign currencies through forward exchange contracts. Changes in currency exchange rates will affect the series' net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the series to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity in the series' foreign currency holdings. By entering into forward foreign currency exchange contracts, the series may be required to forego the benefits of advantageous changes in exchange rates and, in the case of forward contracts entered into for the purpose of increasing return, the series may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts involve the risk that the party with which the series enters into the contract may fail to perform its obligations to the series.

   - EMERGING MARKETS RISK: Emerging markets are generally defined as countries in the initial stages of their industrialization cycles with low per capita income. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities described above are heightened when investing in emerging markets countries.

   - NON-DIVERSIFIED STATUS RISK: Because the series may invest a higher percentage of its assets in a small number of issuers, the series is more susceptible to any single economic, political or regulatory event affecting those issuers than is a diversified fund.

   - ACTIVE OR FREQUENT TRADING RISK: The series has engaged and may engage in active and frequent trading to achieve its principal investment strategies. Frequent trading increases transaction costs, which could detract from the series' performance.

   - As with any mutual fund, you could lose money on your investment in the series.

   AN INVESTMENT IN THE SERIES IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

-  BAR CHART AND PERFORMANCE TABLE

   The bar chart and performance table below are intended to indicate some of the risks of investing in the series by showing changes in the series' performance over time. The performance table also shows how the series' performance over time compares with that of one or more broad measures of market performance. The chart and table provide past performance information. The series' past performance does not necessarily indicate how the series will perform in the future. The returns shown do not reflect fees and charges imposed under the variable annuity and life insurance contracts through which an investment may be made. If these fees and charges were included, they would reduce these returns.

   BAR CHART

   The bar chart shows changes in the annual total returns of the series' Initial Class shares, assuming the reinvestment of distributions.

         1996         18.51%
         1997         31.70%
         1998         18.06%
         1999         30.81%
         2000          7.07%
         2001        -24.20%
         2002        -22.76%
         2003         35.89%

     During the period shown in the bar chart, the highest quarterly return was 21.53% (for the calendar quarter ended December 31, 1999) and the lowest quarterly return was (16.33)% (for the calendar quarter ended September 30, 2001).

   PERFORMANCE TABLE

   This table shows how the average annual total returns of the series' shares compares to a broad measure of market performance and one or more other market indicators and assumes the reinvestment of distributions.

   AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31, 2003)

                                                           1 YEAR        5 YEAR       LIFE*
     Utilities Series--Initial Class Shares                  35.89%         2.19%      11.91%
     Standard & Poor's 500 Utilities Index**+                26.26%        (2.57)%      6.50%

----------
   * Series performance figures are for the period from the commencement of the series' investment operations on January 3, 1995, through December 31, 2003. Index returns are from January 1, 1995.
   ** The Standard & Poor's 500 Utilities Index measures the performance of the utility sector.
   +    Source: Standard & Poor's Micropal, Inc.

   All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown, without these the results would have been less favorable.

-  PORTFOLIO MANAGER

   Maura A. Shaughnessy, an MFS Senior Vice President, has been employed in the MFS investment management area since 1991. Ms. Shaughnessy has been the series' portfolio manager since its inception.

  III   CERTAIN INVESTMENT STRATEGIES AND RISKS

-  FURTHER INFORMATION ON INVESTMENT STRATEGIES AND RISKS

   Each series may invest in various types of securities and engage in various investment techniques and practices which are not the principal focus of the series and therefore are not described in this prospectus. The types of securities and investment techniques and practices in which a series may engage, including the principal investment techniques and practices described above, are identified in Appendix A to this Prospectus, and are discussed, together with their risks, in the trust's Statement of Additional Information (referred to as the SAI), which you may obtain by contacting MFS Service Center, Inc. (see back cover for address and phone number).

-  TEMPORARY DEFENSIVE POLICIES

   Each series may depart from its principal investment strategies by temporarily investing for defensive purposes when adverse market, economic or political conditions exist. While a series invests defensively, it may not be able to pursue its investment objective. A series defensive investment position may not be effective in protecting its value.

-  ACTIVE OR FREQUENT TRADING

   Each series may engage in active or frequent trading to achieve its principal investment strategies. This may result in the realization and distribution to shareholders of higher capital gains as compared to a series with less active trading policies. Frequent trading also increases transaction costs, which could detract from the series' performance.

  IV    MANAGEMENT OF THE SERIES

-  INVESTMENT ADVISER

   Massachusetts Financial Services Company (referred to as MFS or the adviser) is the investment adviser to each series. MFS is America's oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund, Massachusetts Investors Trust. Net assets under the management of the MFS organization were approximately $140.3 billion as of December 31, 2003. MFS is located at 500 Boylston Street, Boston, Massachusetts 02116.

   MFS provides investment management and related administrative services and facilities to each series, including portfolio management and trade execution. For these services, each series pays MFS an annual management fee as set forth in the Expense Summary.

   MFD or one or more of its affiliates (for purposes of this section only, collectively, "MFD"), out of their own resources, may make additional cash payments to insurance companies and plan sponsors to whom shares of the series are offered (collectively, "Record Owners") in recognition of their marketing and/or administrative services support. This compensation is not reflected in the fees and expenses listed in the fee table section of the series' prospectus. In the case of any one Record Owner, marketing and administrative support payments, with certain limited exceptions, will not exceed 0.25% of the total assets of the series attributable to the Record Owner, on an annual basis. To the extent permitted by SEC and NASD rules and other applicable laws and regulations, MFD may pay or allow other promotional incentives or payments to Record Owner.

   You can find further details in the SAI about the payments made by MFD and the services provided by Record Owners. In addition, you can ask your Record Owner for information about any payments it receives from MFD and any services provided.

-  ADMINISTRATOR

   MFS provides each series with certain financial, legal, compliance, shareholder communications and other administrative services. MFS is reimbursed by each series for a portion of the costs it incurs in providing these services.

-  DISTRIBUTOR

   MFS Fund Distributors, Inc. (referred to as MFD), a wholly owned subsidiary of MFS, is the distributor of shares of the series.

-  SHAREHOLDER SERVICING AGENT

   MFS Service Center, Inc. (referred to as MFSC), a wholly owned subsidiary of MFS, performs transfer agency and certain other services for each series, for which it receives compensation from each series.

  V     DESCRIPTION OF SHARES

   The trust offers two classes of shares--initial class shares and service class shares (except the Money Market Series that only offers initial class shares). Initial class shares are offered through this prospectus. Service class shares, which bear a Rule 12b-1 distribution fee, are available through a separate prospectus. If you would like to receive a copy of the other prospectus, please call the MFS Service Center at the telephone number referenced at the back of this document. These shares are offered to separate accounts established by insurance companies in order to serve as investment vehicles for variable annuity and variable life insurance contracts. The trust also offers shares of each of its series to qualified pension and retirement plans. All purchases, redemptions and exchanges of shares are made through these insurance company separate accounts and plans, which are the record owner of the shares. Contract holders and plan beneficiaries seeking to purchase, redeem or exchange interests in the trust's shares should consult with the insurance company which issued their contracts or their plan sponsor.

  VI    OTHER INFORMATION

-  PRICING OF SERIES' SHARES

   The price of each class of the series' shares is based on its net asset value. The net asset value of each class of shares is determined once each day during which the New York Stock Exchange is open for trading as of the close of regular trading on the New York Stock Exchange (generally, 4:00 p.m., Eastern time) (referred to as the valuation time). Net asset value per share is computed by dividing the net assets allocated to each share class by the number of series shares outstanding for that class. On holidays or other days (such as Good Friday) when the New York Stock Exchange is closed, net asset value is not calculated, and the series' do not transact purchase, exchange or redemption orders.

   To determine net asset value, each series values its assets at current market prices where current market prices are readily available (certain short term debt instruments are valued at amortized cost), or at fair value as determined by the adviser under the direction of the Board of Trustees when a determination is made that current market prices are not readily available. For example, in valuing securities that trade principally on foreign markets, events reasonably determined to be significant (such as certain movements in the U.S. securities market, or other regional and local developments) may occur between the time that foreign markets close (where the security is principally traded) and the series' valuation time that may impact the value of securities traded in these foreign markets. In these cases, the series may utilize information from an external vendor or other sources to adjust closing market prices of foreign equity securities to reflect what it believes to be the fair value of the securities as of the series' valuation time. Fair valuation of foreign equity securities may occur frequently based on an assessment that events which occur on a fairly regular basis (such as U.S. market movements) are significant.

   Certain series invest in securities which are primarily listed on foreign exchanges that trade on weekends and other days when the series does not price its shares. Therefore, the value of these series' shares may change on days when you will not be able to purchase or redeem their shares.

   Insurance companies and plan sponsors are the designees of the trust for receipt of purchase, exchange and redemption orders from contractholders and plan beneficiaries. An order submitted to the trust's designee by the valuation time will receive the net asset value next calculated; provided that the trust receives notice of the order generally by 9:30 a.m. eastern time on the next day on which the New York Stock Exchange is open for trading.


-  DISTRIBUTIONS

   Each series intends to pay substantially all of its net income (including any realized net capital and net foreign currency gains) to shareholders as dividends at least annually.

-  TAX CONSIDERATIONS

   The following discussion is very general. You are urged to consult your tax adviser regarding the effect that an investment in a series may have on your tax situation. Each series of the trust is treated as a separate corporation for federal tax purposes. As long as a series qualifies for treatment as a regulated investment company (which each series has done in the past and intends to do in the future), it pays no federal income tax on the net earnings and net realized gains it distributes to shareholders. In addition, each series also intends to continue to diversify its assets to satisfy the federal diversification tax rules applicable to separate accounts that fund variable insurance and annuity contracts.

   Shares of the series are offered to insurance company separate accounts and to qualified retirement and pension plans. You should consult with the insurance company that issued your contract or your plan sponsor to understand the federal tax treatment of your investment.

-  RIGHT TO REJECT OR RESTRICT PURCHASE AND EXCHANGE ORDERS

   RIGHT TO REJECT OR RESTRICT PURCHASE AND EXCHANGE ORDERS. Purchases and exchanges should be made primarily for investment purposes. The series reserve the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order, including transactions representing excessive trading (e.g., trading, which in the reasonable judgement of the series' or its agents, may disrupt portfolio investment strategies or otherwise adversely affect the series.) and transactions accepted by an insurance company or retirement plan sponsor through which the transaction is placed. In the event that the series reject or cancel an exchange request, neither the redemption nor the purchase side of the exchange will be processed. The series reserve the right to delay for up to one business day the processing of exchange requests in the event that, in the series' judgment, such delay would be in the series' best interest, in which case both the redemption and purchase side of the exchange will receive the series' net asset value at the conclusion of the delay period.

-  EXCESSIVE TRADING PRACTICES

   EXCESSIVE TRADING POLICIES. Excessive trading into and out of the series can disrupt portfolio investment strategies and increase series' operating expenses. The series are not designed to accommodate excessive trading practices. The series and their agents reserve the right to restrict, reject or cancel purchase and exchange orders, as described above, which represent excessive trading.

   LIMITATIONS ON ABILITY TO DETECT AND CURTAIL EXCESSIVE TRADING PRACTICES. Shareholders seeking to engage in excessive trading practices may deploy a variety of strategies to avoid detection, and there is no guarantee that the series or their agents will be able to identify such shareholders or curtail their trading practices. The ability of the series and their agents to detect and curtail excessive trading practices may also be limited by operational systems and technological limitations. In addition, the series receive purchase, exchange and redemption orders from insurance companies and retirement plans which maintain omnibus accounts with the series. Omnibus account arrangements are common forms of holding shares of a series, particularly among insurance companies offering variable insurance products and retirement plans. These arrangements often permit the intermediaries to aggregate their clients' transactions and ownership positions. In these circumstances, the identity of the particular shareholder(s) is not known to a series. Therefore, the ability of the series to detect excessive trading practices with respect to shares held through omnibus arrangements is limited, and trading patterns representing a significant percentage of shareholders' account activity may not be monitored by the series. The insurance company through which you purchased your variable annuity or variable life contract may impose transfer limitations and other limitations designed to curtail excessive trading. Please refer to your variable annuity or variable life contract for details.

   EXCESSIVE TRADING RISKS. To the extent that the series or their agents are unable to curtail excessive trading practices in a series, these practices may interfere with the efficient management of the series' portfolio, and may result in the series engaging in certain activities to a greater extent then it otherwise would, such as maintaining higher cash balances, using its line of credit and engaging in portfolio transactions. Increased portfolio transactions and use of the line of credit would correspondingly increase the series' operating costs and decrease the series' investment performance, and maintenance of a higher level of cash balances would likewise result in lower series investment performance during periods of rising markets.

   For series that significantly invest in foreign securities traded on markets which may close prior to when the series determines its net asset value (referred to as the valuation time), excessive trading by certain shareholders may cause dilution in the value of series shares held by other shareholders. Because events may occur after the close of these foreign markets and before the series' valuation time that influence the value of these foreign securities, investors may seek to trade series shares in an effort to benefit from their understanding of the value of these foreign securities as of the series' valuation time (referred to as price arbitrage). The series has procedures designed to adjust closing market prices of foreign securities under certain circumstances to reflect what it believes to be the fair value of the securities as of the series' valuation time. To the extent that the series does not accurately value foreign securities as of its valuation time, investors engaging in price arbitrage may cause dilution in the value of series shares held by other shareholders.

   For series that significantly invest in high yield (commonly known as junk bonds) or small cap equity securities, because these securities are often infrequently traded, investors may seek to trade series shares in an effort to benefit from their understanding of the value of these securities (referred to as price arbitrage). Any such frequent trading strategies may interfere with efficient management of the series' portfolio to a greater degree than series which invest in highly liquid securities, in part because the series may have difficulty selling these portfolio securities at advantageous times or prices to satisfy large and/or frequent redemption requests. Any successful price arbitrage may also cause dilution in the value of series shares held by other shareholders.

-  IN-KIND DISTRIBUTIONS

   The series have reserved the right to pay redemption proceeds by a distribution in-kind of portfolio securities (rather than cash). In the event that the series makes an in-kind distribution, you could incur the brokerage and transaction charges when converting the securities to cash, and the securities may increase or decrease in value until you sell them. The series do not expect to make in-kind distributions.

-  UNIQUE NATURE OF SERIES

   MFS may serve as the investment adviser to other funds which have investment goals and principal investment policies and risks similar to those of the series, and which may be managed by the series' portfolio manager(s). While a series may have many similarities to these other funds, its investment performance will differ from their investment performance. This is due to a number of differences between a series and these similar products, including differences in sales charges, expense ratios and cash flows.

-  POTENTIAL CONFLICTS

   Shares of the series are offered to the separate accounts of insurance companies that may be affiliated or unaffiliated with MFS and each other ("shared funding") and may serve as the underlying investments for both variable annuity and variable life insurance contracts ("mixed funding"). Due to differences in tax treatment or other considerations, the interests of various contract owners might at some time be in conflict. The trust currently does not foresee any such conflict. Nevertheless, the board of trustees which oversees the series intends to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response. If such a conflict were to occur, one or more separate accounts of the insurance companies might be required to withdraw its investments in one or more series. This might force a series to sell securities at disadvantageous prices.

  VII   FINANCIAL HIGHLIGHTS

   The financial highlights table is intended to help you understand the series' financial performance for the past five years, or, if a series has not been in operation that long, since the time it commenced investment operations. Certain information reflects financial results for a single series' share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in a series (assuming reinvestment of all distributions). The per share data in the financial highlights tables, including total returns, do not reflect fees and charges imposed under the variable annuity and variable life insurance contracts through which an investment may be made. If these fees and charges were included, they would reduce total return. This information has been audited by the trust's independent auditors, whose report, together with the trust's financial statements, are included in the trust's Annual Report to shareholders. The series' Annual Report is available upon request by contacting MFSC (see back cover for address and telephone number). The financial statements contained in the Annual Report are incorporated by reference into the SAI. The trust's independent auditors are Deloitte & Touche LLP.

1.  MID CAP GROWTH SERIES--INITIAL CLASS

                                                                               YEAR ENDED DECEMBER 31,            PERIOD ENDED
                                                                     -----------------------------------------    DECEMBER 31,
                                                                        2003           2002           2001           2000*
------------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value-- beginning of period                                $      4.51    $      7.94    $      9.74    $     10.00
                                                                     -----------    -----------    -----------    -----------
Income from investment operations#--
  Net investment income (loss)^                                      $     (0.02)   $     (0.02)   $     (0.02)   $      0.03
  Net realized and unrealized gain (loss) on investments and
     foreign currency                                                       1.69          (3.41)         (1.68)         (0.29)
                                                                     -----------    -----------    -----------    -----------
        Total from investment operations                             $      1.67    $     (3.43)   $     (1.70)   $     (0.26)
                                                                     -----------    -----------    -----------    -----------
Less distributions declared to shareholders--
  From net investment income                                         $        --    $        --    $      0.00+++ $        --
  From net realized gain on investments and foreign
     currency transactions                                                    --             --          (0.05)            --
  In excess of net investment income                                          --             --           0.00+++          --
  In excess of net realized gain on investments and foreign
     currency transactions                                                    --             --          (0.05)            --
                                                                     -----------    -----------    -----------    -----------
        Total distributions declared to shareholders                 $        --    $        --    $     (0.10)   $        --
                                                                     -----------    -----------    -----------    -----------
Net asset value-- end of period                                      $      6.18    $      4.51    $      7.94    $      9.74
                                                                     -----------    -----------    -----------    -----------
Total return                                                               37.03%        (43.20)%       (17.55)%        (2.60)%++
Ratios (to average net assets)/Supplemental data^:
  Expenses##                                                                0.89%          0.90%          0.91%          0.91%+
  Net investment income (loss)                                             (0.45)%        (0.34)%        (0.20)%         0.45%+
Portfolio turnover                                                            86%           144%           105%            84%
Net assets at end of period (000 Omitted)                            $   165,102    $    56,909    $    48,453    $     5,440

^ Subject to reimbursement by the series, the investment adviser contractually agreed under a temporary expense reimbursement agreement to pay all of the series' operating expenses, exclusive of management fee. Prior to May 1, 2003, the series paid the investment adviser a reimbursement fee not greater than 0.15% of average daily net assets. Effective May 1, 2003, the series is no longer subject to reimbursement. To the extent actual expenses were over this limitation, the net investment loss per share and the ratios would have been:

     Net investment loss                                             $     (0.03)   $     (0.02)   $     (0.02)   $     (0.05)
     Ratios (to average net assets):
        Expenses##                                                          0.91%          0.91%          0.96%          2.21%+
        Net investment loss                                                (0.47)%        (0.35)%        (0.25)%        (0.85)%+

----------
* For the period from the commencement of the series' investment operations, April 28, 2000, through December 31, 2000.
+    Annualized.
++   Not annualized.
+++  Per share amount was less than $0.01.
#    Per share data are based on average shares outstanding.
##   Ratios do not reflect reductions from fees paid indirectly.

2.  NEW DISCOVERY SERIES--INITIAL CLASS

                                                                                YEAR ENDED DECEMBER 31,
                                                      ---------------------------------------------------------------------------
                                                          2003            2002            2001            2000            1999
---------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout
  each period):
Net asset value -- beginning of period                $     10.44     $     15.27     $     16.61     $     17.27     $     10.22
                                                      -----------     -----------     -----------     -----------     -----------
Income (loss) from investment operations# --
  Net investment loss^                                $     (0.08)    $     (0.07)    $     (0.09)    $     (0.08)    $     (0.09)
  Net realized and unrealized gain (loss) on
    investments and foreign currency                         3.60           (4.76)          (0.74)          (0.26)           7.53
                                                      -----------     -----------     -----------     -----------     -----------
        Total from investment operations              $      3.52     $     (4.83)    $     (0.83)    $     (0.34)    $      7.44
                                                      -----------     -----------     -----------     -----------     -----------
Less distributions declared to shareholders --
  From net realized gain on investments and foreign
    currency transactions                             $        --     $        --     $     (0.35)    $     (0.32)    $     (0.39)
  In excess of net realized gain on investments and
    foreign currency transactions                              --              --           (0.16)             --              --
                                                      -----------     -----------     -----------     -----------     -----------
        Total distributions declared to shareholders  $        --     $        --     $     (0.51)    $     (0.32)    $     (0.39)
                                                      -----------     -----------     -----------     -----------     -----------
Net asset value -- end of period                      $     13.96     $     10.44     $     15.27     $     16.61     $     17.27
                                                      -----------     -----------     -----------     -----------     -----------
Total return                                                33.72%         (31.63)%         (5.03)%         (1.99)%         73.41%
Ratios (to average net assets)/Supplemental data^:
  Expenses##                                                 1.04%           1.05%           1.06%           1.08%           1.17%
  Net investment loss                                       (0.62)%         (0.56)%         (0.61)%         (0.48)%         (0.72)%
Portfolio turnover                                             88%             90%             63%             65%            185%
Net assets at end of period (000 Omitted)             $   290,364     $   157,863     $   194,098     $   145,113     $    18,115

^ From May 1, 2000 through April 30, 2003, subject to reimbursement of the series, the investment adviser agreed to maintain expenses of the series exclusive of management fees, at not greater than 0.15% of the average daily net assets. Prior to May 1, 2000, this fee was not greater than 0.25% of the average daily net assets. Effective May 1, 2003, the series is no longer subject to reimbursement. To the extent actual expenses were over/under this limitation, the net investment loss per share and the ratios would have been:

     Net investment loss                              $     (0.08)*   $     (0.07)*   $     (0.09)    $     (0.09)    $     (0.25)
     Ratios (to average net assets):
       Expenses##                                            1.04%*          1.05%*          1.09%           1.11%           2.49%
       Net investment loss                                  (0.62)%*        (0.56)%*        (0.64)%         (0.51)%         (2.04)%

----------
* Reimbursement per share amount and ratios were less than $0.01 and 0.01%, respectively.
#    Per share data are based on average shares outstanding.
##   Ratios do not reflect reductions from fees paid indirectly.

3.  TOTAL RETURN SERIES--INITIAL CLASS

                                                                                      YEAR ENDED DECEMBER 31,
                                                              -------------------------------------------------------------------
                                                                  2003           2002           2001         2000         1999
---------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout
  each period):
Net asset value -- beginning of period                        $      17.14   $      18.60    $    19.59   $    17.75   $    18.12
                                                              ------------   ------------    ----------   ----------   ----------
Income from investment operations#^^ --
  Net investment income                                       $       0.38   $       0.45    $     0.51   $     0.61   $     0.53
  Net realized and unrealized gain (loss) on investments and
     foreign currency                                                 2.37          (1.37)        (0.46)        2.10         0.05
                                                              ------------   ------------    ----------   ----------   ----------
        Total from investment operations                      $       2.75   $      (0.92)   $     0.05   $     2.71   $     0.58
                                                              ------------   ------------    ----------   ----------   ----------
Less distributions declared to shareholders --
  From net investment income                                  $      (0.31)  $      (0.30)   $    (0.42)  $    (0.44)  $    (0.33)
  From net realized gain on investments and foreign
     currency transactions                                              --          (0.24)        (0.62)       (0.43)       (0.62)
                                                              ------------   ------------    ----------   ----------   ----------
        Total distributions declared to shareholders          $      (0.31)  $      (0.54)   $    (1.04)  $    (0.87)  $    (0.95)
                                                              ------------   ------------    ----------   ----------   ----------
Net asset value -- end of period                              $      19.58   $      17.14    $    18.60   $    19.59   $    17.75
                                                              ------------   ------------    ----------   ----------   ----------
Total return                                                         16.32%         (5.17)%        0.25%       16.02%        3.08%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                          0.84%          0.86%         0.89%        0.90%        0.90%
  Net investment income^^                                             2.14%          2.58%         2.75%        3.40%        2.97%
Portfolio turnover                                                      53%            73%           98%          76%         112%
Net assets at end of period (000 Omitted)                     $  1,790,999   $  1,036,038    $  684,964   $  351,870   $  256,128

----------
#    Per share data are based on average shares outstanding.
##   Ratios do not reflect reductions from fees paid indirectly.
^^ As required, effective January 1, 2001, the series has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001, was to decrease net investment income per share by $0.01, increase net realized and unrealized gains and losses per share by $0.01, and decrease the ratio of net investment income to average net assets by 0.07%. Per share, ratios and supplemental data for periods prior to January 1, 2001, have not been restated to reflect this change in presentation.

4.  UTILITIES SERIES--INITIAL CLASS

                                                                                      YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------------------
                                                                  2003           2002           2001          2000         1999
----------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout
  each period):
Net asset value -- beginning of period                        $      12.03   $      15.94    $    23.57    $    24.16   $    19.82
                                                              ------------   ------------    ----------    ----------   ----------
Income from investment operations#^^ --
  Net investment income^                                      $       0.29   $       0.31    $     0.39    $     0.94   $     0.38
  Net realized and unrealized gain (loss) on investments and
     foreign currency                                                 3.95          (3.88)        (5.53)         0.66         5.40
                                                              ------------   ------------    ----------    ----------   ----------
        Total from investment operations                      $       4.24   $      (3.57)   $    (5.14)   $     1.60   $     5.78
                                                              ------------   ------------    ----------    ----------   ----------
Less distributions declared to shareholders --
From net investment income                                    $      (0.32)  $      (0.34)   $    (0.69)   $    (0.26)  $    (0.24)
From net realized gain on investments and foreign
   currency transactions                                                --             --         (1.76)        (1.93)       (1.20)
In excess of net realized gain on investments and
   foreign currency transactions                                        --             --         (0.04)           --           --
                                                              ------------   ------------    ----------    ----------   ----------
        Total distributions declared to shareholders          $      (0.32)  $      (0.34)   $    (2.49)   $    (2.19)  $    (1.44)
                                                              ------------   ------------    ----------    ----------   ----------
Net asset value -- end of period                              $      15.95   $      12.03    $    15.94    $    23.57   $    24.16
                                                              ------------   ------------    ----------    ----------   ----------
Total return                                                         35.89%        (22.76)%      (24.20)%        7.07%       30.81%
Ratios (to average net assets)/Supplemental data^:
  Expenses##                                                          0.92%          0.94%         0.93%         0.90%        1.01%
  Net investment income^^                                             2.11%          2.38%         2.03%         3.95%        1.88%
Portfolio turnover                                                     134%           102%          102%          111%         134%
Net assets at end of period (000 Omitted)                     $    243,275   $    170,032    $  260,749    $  308,386   $  182,969

^ Subject to reimbursement by the series, the investment adviser contractually agreed under a temporary expense reimbursement agreement to pay all of the series' operating expenses, exclusive of management fees. In consideration, the series pays the investment adviser a reimbursement fee not greater than 0.25% of average daily net assets for the period indicated. To the extent actual expenses were over/under this limitation, the net investment income per share and the ratios would have been:

     Net investment income                                              --             --            --            --   $     0.40
     Ratios (to average net assets):
        Expenses##                                                      --             --            --            --         0.94%
        Net investment income                                           --             --            --            --         1.95%

----------
#    Per share data are based on average shares outstanding.
##   Ratios do not reflect reductions from fees paid indirectly.
^^ As required, effective January 1, 2001, the series has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001, was to decrease net investment income per share by $0.01, increase net realized and unrealized gains and losses per share by $0.01, and decrease the ratio of net investment income to average net assets by 0.03%. Per share, ratios and supplemental data for periods prior to January 1, 2001, have not been restated to reflect this change in presentation.

APPENDIX A                                                 MID CAP GROWTH SERIES

-  INVESTMENT TECHNIQUES AND PRACTICES

   In pursuing its investment objective and investment policies, the Mid Cap Growth Series may engage in the following principal and non-principal investment techniques and practices to the extent to which these techniques and practices are consistent with the series' investment objective. Investment techniques and practices which the series will use or currently anticipates using are denoted by a check (/X/) mark. However, the series may not use all of these techniques and practices. Investment techniques and practices which the series does not currently anticipate using but which the series reserves the freedom to use are denoted by a dash (--) mark. Investment techniques and practices which are the principal focus of the series are also described, together with their risks, in the Risk Return Summary of the Prospectus. Both principal and non-principal investment techniques and practices are described, together with their risks, in the SAI.

   INVESTMENT TECHNIQUES/PRACTICES

            /X/ SERIES USES, OR CURRENTLY     -- PERMITTED, BUT SERIES DOES NOT
SYMBOLS         ANTICIPATES USING                 CURRENTLY ANTICIPATE USING
--------------------------------------------------------------------------------
DEBT SECURITIES
 ASSET-BACKED SECURITIES
  Collateralized Mortgage Obligations and Multiclass
    Pass-Through Securities                              --
  Corporate Asset-Backed Securities                      --
  Mortgage Pass-Through Securities                       --
  Stripped Mortgage-Backed Securities                    --
 Corporate Securities                                    /X/
 Loans and Other Direct Indebtedness                     --
 Lower Rated Bonds                                       /X/
 Municipal Bonds                                         --
 U.S. Government Securities                              /X/
 Variable and Floating Rate Obligations                  /X/
 Zero Coupon Bonds, Deferred Interest Bonds and PIK
   Bonds                                                 /X/
Equity Securities                                        /X/
FOREIGN SECURITIES EXPOSURE
 Brady Bonds                                             --
 Depositary Receipts                                     /X/
 Dollar-Denominated Foreign Debt Securities              --
 Emerging Markets                                        /X/
 Foreign Securities                                      /X/
Forward Contracts                                        /X/
Futures Contracts                                        /X/
Indexed Securities/Structured Products                   --
Inverse Floating Rate Obligations                        --
INVESTMENT IN OTHER INVESTMENT COMPANIES
 Open-End                                                /X/
 Closed-End                                              /X/
Lending of Portfolio Securities                          /X/
LEVERAGING TRANSACTIONS
 Bank Borrowings                                         --
 Mortgage "Dollar-Roll" Transactions                     --
 Reverse Repurchase Agreements                           --
OPTIONS
 Options on Foreign Currencies                           /X/
 Options on Futures Contracts                            /X/
 Options on Securities                                   /X/
 Options on Stock Indices                                /X/
 Reset Options                                           --
 "Yield Curve" Options                                   --
Repurchase Agreements                                    /X/
Short Sales                                              /X/
Short Term Instruments                                   /X/
Swaps and Related Derivative Instruments                 --
Temporary Borrowings                                     /X/
Temporary Defensive Positions                            /X/
"When-Issued" Securities                                 /X/

APPENDIX A                                                  NEW DISCOVERY SERIES

-  INVESTMENT TECHNIQUES AND PRACTICES

   In pursuing its investment objective and investment policies, the New Discovery Series may engage in the following principal and non-principal investment techniques and practices to the extent to which these techniques and practices are consistent with the series' investment objective. Investment techniques and practices which the series will use or currently anticipates using are denoted by a check (/X/) mark. However, the series may not use all of these techniques and practices. Investment techniques and practices which the series does not currently anticipate using but which the series reserves the freedom to use are denoted by a dash (--) mark. Investment techniques and practices which are the principal focus of the series are also described, together with their risks, in the Risk Return Summary of the Prospectus. Both principal and non-principal investment techniques and practices are described, together with their risks, in the SAI.

   INVESTMENT TECHNIQUES/PRACTICES

            /X/ SERIES USES, OR CURRENTLY     -- PERMITTED, BUT SERIES DOES NOT
SYMBOLS         ANTICIPATES USING                 CURRENTLY ANTICIPATE USING
--------------------------------------------------------------------------------
DEBT SECURITIES
 ASSET-BACKED SECURITIES
  Collateralized Mortgage Obligations and Multiclass
    Pass-Through Securities                              --
  Corporate Asset-Backed Securities                      --
  Mortgage Pass-Through Securities                       --
  Stripped Mortgage-Backed Securities                    --
 Corporate Securities                                    /X/
  Loans and Other Direct Indebtedness                    --
  Lower Rated Bonds                                      /X/
  Municipal Bonds                                        --
  U.S. Government Securities                             /X/
  Variable and Floating Rate Obligations                 /X/
  Zero Coupon Bonds, Deferred Interest Bonds and PIK
    Bonds                                                /X/
Equity Securities                                        /X/
FOREIGN SECURITIES EXPOSURE
 Brady Bonds                                             --
 Depositary Receipts                                     /X/
 Dollar-Denominated Foreign Debt Securities              /X/
 Emerging Markets                                        /X/
 Foreign Securities                                      /X/
Forward Contracts                                        /X/
Futures Contracts                                        /X/
Indexed Securities/Structured Products                   /X/
Inverse Floating Rate Obligations                        --
INVESTMENT IN OTHER INVESTMENT COMPANIES
 Open-End                                                /X/
 Closed-End                                              /X/
Lending of Portfolio Securities                          /X/
LEVERAGING TRANSACTIONS
 Bank Borrowings                                         --
 Mortgage "Dollar-Roll" Transactions                     /X/
 Reverse Repurchase Agreements                           --
OPTIONS
 Options on Foreign Currencies                           /X/
 Options on Futures Contracts                            /X/
 Options on Securities                                   /X/
 Options on Stock Indices                                /X/
 Reset Options                                           /X/
 "Yield Curve" Options                                   /X/
Repurchase Agreements                                    /X/
Short Sales                                              /X/
Short Term Instruments                                   /X/
Swaps and Related Derivative Instruments                 /X/
Temporary Borrowings                                     /X/
Temporary Defensive Positions                            /X/
"When-Issued" Securities                                 /X/

APPENDIX A                                                   TOTAL RETURN SERIES

-  INVESTMENT TECHNIQUES AND PRACTICES

   In pursuing its investment objective and investment policies, the Total Return Series may engage in the following principal and non-principal investment techniques and practices to the extent to which these techniques and practices are consistent with the series' investment objective. Investment techniques and practices which the series will use or currently anticipates using are denoted by a check (/X/) mark. However, the series may not use all of these techniques and practices. Investment techniques and practices which the series does not currently anticipate using but which the series reserves the freedom to use are denoted by a dash (--) mark. Investment techniques and practices which are the principal focus of the series are also described, together with their risks, in the Risk Return Summary of the Prospectus. Both principal and non-principal investment techniques and practices are described, together with their risks, in the SAI.

INVESTMENT TECHNIQUES/PRACTICES

                 /X/ SERIES USES, OR CURRENTLY     -- PERMITTED, BUT SERIES DOES NOT
SYMBOLS                ANTICIPATES USING                 CURRENTLY ANTICIPATE USING
--------------------------------------------------------------------------------
  DEBT SECURITIES
   ASSET-BACKED SECURITIES
    Collateralized Mortgage Obligations and Multiclass
      Pass-Through Securities                                   /X/
    Corporate Asset-Backed Securities                           /X/
    Mortgage Pass-Through Securities                            /X/
    Stripped Mortgage-Backed Securities                         /X/
   Corporate Securities                                         /X/
   Loans and Other Direct Indebtedness                          /X/
   Lower Rated Bonds                                            /X/
   Municipal Bonds                                              /X/
   U.S. Government Securities                                   /X/
   Variable and Floating Rate Obligations                       /X/
   Zero Coupon Bonds, Deferred Interest Bonds and PIK
     Bonds                                                      /X/
  Equity Securities                                             /X/
  FOREIGN SECURITIES EXPOSURE
   Brady Bonds                                                  /X/
   Depositary Receipts                                          /X/
   Dollar-Denominated Foreign Debt Securities                   /X/
   Emerging Markets                                             /X/
   Foreign Securities                                           /X/
  Forward Contracts                                             /X/
  Futures Contracts                                             /X/
  Indexed Securities/Structured Products                        /X/
  Inverse Floating Rate Obligations                             /X/
  INVESTMENT IN OTHER INVESTMENT COMPANIES
   Open-End Funds                                               /X/
   Closed-End Funds                                             /X/
  Lending of Portfolio Securities                               /X/
  LEVERAGING TRANSACTIONS
   Bank Borrowings                                              --
   Mortgage "Dollar-Roll" Transactions                          /X/
   Reverse Repurchase Agreements                                --
  OPTIONS
   Options on Foreign Currencies                                /X/
   Options on Futures Contracts                                 /X/
   Options on Securities                                        /X/
   Options on Stock Indices                                     /X/
   Reset Options                                                /X/
   "Yield Curve" Options                                        /X/
  Repurchase Agreements                                         /X/
  Short Sales                                                   /X/
  Short Term Instruments                                        /X/
  Swaps and Related Derivative Instruments                      /X/
  Temporary Borrowings                                          /X/
  Temporary Defensive Positions                                 /X/
  "When-Issued" Securities                                      /X/

APPENDIX A                                                      UTILITIES SERIES

INVESTMENT TECHNIQUES AND PRACTICES

   In pursuing its investment objective and investment policies, the Utilities Series may engage in the following principal and non-principal investment techniques and practices to the extent to which these techniques and practices are consistent with the series' investment objective. Investment techniques and practices which the series will use or currently anticipates using are denoted by a check (/X/) mark. However, the series may not use all of these techniques and practices. Investment techniques and practices which the series does not currently anticipate using but which the series reserves the freedom to use are denoted by a dash (--) mark. Investment techniques and practices which are the principal focus of the series are also described, together with their risks, in the Risk Return Summary of the Prospectus. Both principal and non-principal investment techniques and practices are described, together with their risks, in the SAI.

INVESTMENT TECHNIQUES/PRACTICES

                 /X/ SERIES USES, OR CURRENTLY     -- PERMITTED, BUT SERIES DOES NOT
SYMBOLS                ANTICIPATES USING                 CURRENTLY ANTICIPATE USING
--------------------------------------------------------------------------------
  DEBT SECURITIES
   ASSET-BACKED SECURITIES                                      /X/
    Collateralized Mortgage Obligations and Multiclass
      Pass-Through Securities                                   /X/
    Corporate Asset-Backed Securities                           /X/
    Mortgage Pass-Through Securities                            /X/
    Stripped Mortgage-Backed Securities                         --
   Corporate Securities                                         /X/
   Loans and Other Direct Indebtedness                          /X/
   Lower Rated Bonds                                            /X/
   Municipal Bonds                                              /X/
   U.S. Government Securities                                   /X/
   Variable and Floating Rate Obligations                       /X/
   Zero Coupon Bonds, Deferred Interest Bonds and PIK
     Bonds                                                      /X/
  Equity Securities                                             /X/
  FOREIGN SECURITIES EXPOSURE
   Brady Bonds                                                  /X/
   Depositary Receipts                                          /X/
   Dollar-Denominated Foreign Debt Securities                   /X/
   Emerging Markets                                             /X/
   Foreign Securities                                           /X/
  Forward Contracts                                             /X/
  Futures Contracts                                             /X/
  Indexed Securities/Structured Products                        /X/
  Inverse Floating Rate Obligations                             --
  INVESTMENT IN OTHER INVESTMENT COMPANIES
   Open-End                                                     /X/
   Closed-End                                                   /X/
  Lending of Portfolio Securities                               /X/
  LEVERAGING TRANSACTIONS
   Bank Borrowings                                              --
   Mortgage "Dollar-Roll" Transactions                          /X/
   Reverse Repurchase Agreements                                --
  OPTIONS
   Options on Foreign Currencies                                /X/
   Options on Futures Contracts                                 /X/
   Options on Securities                                        /X/
   Options on Stock Indices                                     /X/
   Reset Options                                                --
   "Yield Curve" Options                                        --
  Repurchase Agreements                                         /X/
  Short Sales                                                   /X/
  Short Term Instruments                                        /X/
  Swaps and Related Derivative Instruments                      --
  Temporary Borrowings                                          /X/
  Temporary Defensive Positions                                 /X/
  "When-Issued" Securities                                      /X/

MFS(R) VARIABLE INSURANCE TRUST(SM)

If you want more information about the trust and its series, the following documents are available free upon request:

ANNUAL/SEMIANNUAL REPORTS. These reports contain information about the series' actual investments. Annual reports discuss the effect of recent market conditions and the series' investment strategy on the series' performance during their last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI). The SAI, dated May 1, 2004, provides more detailed information about the trust and its series and is incorporated into this prospectus by reference.

YOU CAN GET FREE COPIES OF THE ANNUAL/SEMIANNUAL REPORTS, THE SAI AND OTHER INFORMATION ABOUT THE TRUST AND ITS SERIES, AND MAKE INQUIRIES ABOUT THE TRUST AND ITS SERIES, BY CONTACTING:

      MFS Service Center, Inc.
      2 Avenue de Lafayette
      Boston, MA 02111-1738
      Telephone: 1-800-343-2829, ext. 3500
      Internet: http://www.mfs.com

Information about the trust and its series (including its prospectus, SAI and shareholder reports) can be reviewed and copied at the:

      Public Reference Room
      Securities and Exchange Commission
      Washington, D.C., 20549-0102

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 202-942-8090. Reports and other information about the trust and its series are available on the EDGAR Databases on the Commission's Internet website at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section at the above address.

      The trust's Investment Company Act file number is 811-8326


                                                   MSG 11/98 224M 90/290/390/890